Exhibit 99.4

CINCINNATI FINANCIAL CORPORATION Investor Contact: Heather J. Wietzel 513-870-2768 CINF-IR@cinfin.com

Media Contact: Joan O. Shevchik 513-603-5323 Media_Inquiries@cinfin.com
Cincinnati Financial Corporation and Subsidiaries Announce Appointments
• Subsidiary Director, Officers and Counsel
Cincinnati, February 4, 2008 – Cincinnati Financial Corporation (Nasdaq:CINF) announced today that its board and boards of its subsidiary companies appointed officers, counsel and a subsidiary director at their regular meetings on February 1, 2008.
For the company and its three standard market property casualty insurance subsidiaries, Donald J. Doyle, Jr., Martin F. Hollenbeck and Charles P. Stoneburner II, were named executive officers. For the standard market subsidiaries, Stoneburner additionally was promoted to senior vice president. For the excess and surplus lines subsidiary, Doyle additionally was named executive officer. Hollenbeck additionally was named executive officer for The Cincinnati Life Insurance Company, president and chief operating officer of CFC Investment Company; and president and member of the board of directors of CinFin Capital Management Company.
Boards of subsidiary companies made the following promotions and new or additional appointments of officers and counsel:
Property Casualty Insurance – Standard Market Subsidiaries:
The Cincinnati Insurance Company
The Cincinnati Casualty Company
The Cincinnati Indemnity Company
Charles P. Stoneburner II, CPCU, AIM, Senior Vice President – Field Claims
Teresa C. Cracas, Counsel and Vice President – Planning & Risk Management
Martin F. Hollenbeck, CFA, CPCU, Vice President and Manager – Investments
David E. McKinney, CPCU, AIM, Vice President – Commercial Lines
Michael K. O’Connor, CFA, CPCU, AFSB, Vice President – Investments
Paul W. Wells, Vice President – Bond & Executive Risk
Ted W. Doughman, CPCU, AFSB, RPLU, Assistant Vice President – Bond & Executive Risk
Anthony W. Dunn, CPA, CPCU, CIA, Assistant Vice President – Internal Audit
Philip T. Kramer, CIC, Assistant Vice President – Sales & Marketing
Jerry L. Litton, Assistant Vice President – Corporate Accounting
Gregory J. Schloemer, Assistant Vice President – Bond & Executive Risk
Charlotte A. Tungate, CPCU, AIC, Assistant Vice President – Headquarters Claims
Matthew A. Zimmerman, Assistant Vice President – Commercial Lines
C. Duane Cantrell, CPCU, AIC, Secretary – Machinery & Equipment Specialties
Karen L. Hock, Secretary – Meetings & Travel
Jack D. Kelley, CPCU, AIC, Secretary – Field Claims
Michelle L. Kyle, Secretary – Information Technology
Dennis E. McDaniel, CPA, CMA, CFM, CPCU, Secretary – Planning & Risk Management
David V. Neville, CPCU, AIM, API, ARe, Secretary – Personal Lines
Janet L. Partin, Secretary – Premium Audit
David A. Rice, SCLA, Secretary – Field Claims
Henry C. Schmidt III, AIM, Secretary – Personal Lines
Blake D. Slater, Secretary – Corporate Accounting
Stephen M. Spray, Secretary – Excess & Surplus Lines

Brent A. Hardesty III, CPCU, CISA, CIA, AIAF, Assistant Secretary – Internal Audit
Michael D. Hingsbergen, PMP, Assistant Secretary – Information Technology
Troy M. Reichers, Assistant Secretary – Headquarters Claims
James R. Richards, CPCU, AIC, Assistant Secretary – Headquarters Claims
Brett J. Starr, CISA, Assistant Treasurer – Financial Reporting & Systems Development
Keith W. Collett, Associate Counsel – Legal-Trial Division
Property Casualty Insurance – Excess & Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company:
Stephen M. Spray, Secretary*
Scott E. Hintze, CPCU, AIM, CIC, AU, Assistant Secretary – Excess & Surplus Lines
Marc J. Schambow, CPCU, AIM, Assistant Secretary – Excess & Surplus Lines
The Cincinnati Life Insurance Company:
Martin F. Hollenbeck*
Teresa C. Cracas*
Michael K. O’Connor*
Anthony W. Dunn*
Ann S. Binzer, FLHC, CLU, ChFC, FALU, FLMI, Secretary – Life & Health Claims
Michelle L. Kyle*
Dennis E. McDaniel*
Kevin C. Smith, Secretary – Corporate Accounting
Brent A. Hardesty III*
Michael D. Hingsbergen*
Keith W. Collett*
Financial Services Subsidiaries:
CinFin Capital Management Company
Martin F. Hollenbeck, CFA, CPCU, President
CFC Investment Company
Martin F. Hollenbeck, CFA, CPCU, President and Chief Operating Officer
Blake D. Slater*

*	Title as listed above

Cincinnati Financial Corporation offers property and casualty insurance, our main business, through our three standard market companies, The Cincinnati Insurance Company, The Cincinnati Indemnity Company and The Cincinnati Casualty Company. The Cincinnati Specialty Underwriters Insurance Company provides excess and surplus lines property and casualty insurance. The Cincinnati Life Insurance Company markets life and disability income insurance and annuities. CSU Producer Resources Inc. is our excess and surplus lines brokerage, serving the same local independent agencies that offer our standard market policies. CFC Investment Company offers commercial leasing and financing services. CinFin Capital Management Company provides asset management services to institutions, corporations and individuals. For additional information about the company, please visit www.cinfin.com.

Mailing Address:	Street Address:
P.O. Box 145496	6200 South Gilmore Road
Cincinnati, Ohio 45250-5496	Fairfield, Ohio 45014-5141
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